                                                                      EXHIBIT 99


              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the accompanying Annual Report of Union Pacific Corporation (the Corporation) on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Richard K. Davidson, Chairman, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


By:     /s/ Richard K. Davidson
        -----------------------
        Richard K. Davidson
        Chairman, President and
        Chief Executive Officer
        Union Pacific Corporation

February 21, 2003



              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the accompanying Annual Report of Union Pacific Corporation (the Corporation) on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James R. Young, Executive Vice President-Finance of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


By:     /s/ James R. Young
        ------------------
        James R. Young
        Executive Vice President-Finance
        Union Pacific Corporation


February 21, 2003